Exhibit 10.3

Event Execution Service Contract

Project Name: __________________

This Event Execution Service Agreement (hereinafter referred to as the “Agreement”) is entered into by the following parties in                    （location）                      on (time) :

Party A:

Address:

Telephone number:

Party B:

Address:

Telephone number:

Whereas Party B is a company specializing in the execution of various activities and has rich experience in the execution of activities; Meanwhile, Party A agrees to entrust Party B to provide activities related execution and other services for its activities. Therefore, in accordance with the “Contract Law of the People’s Republic of China” and other relevant laws and regulations, the parties, through friendly consultation, enter into the following agreement:

1 Contents of The Contract

1.1 Party A agrees that Party B shall provide services to Party A in accordance with the terms and conditions of this Agreement and the requirements of the order form (see Appendix I for the order form).

1.2 The name of the event is: __________________ (hereinafter referred to as “Event”).

1.3 Service content: Event Execution Service (including production, installation, equipment provision and site follow-up) (hereinafter referred to as “Service”).

1.4 The name, time, place, content and service requirements of the designated activities are set out in Appendix I to this Agreement.

2 Service Fee and Payment Method

2.1 Please refer to Appendix I for the amount and payment method of the service fee.

2.2 Party B shall provide Party A with the project quotation in respect of this Agreement or the Order (see Appendix I if applicable). The quotation sheet shall be binding upon both parties, and Party B undertakes that the fees for similar items (services) during the term hereof shall not be higher than the amount indicated in the quotation sheet.

3. Production Requirements

3.1 Party B shall design and produce items related to Party A’s promotion activities in strict accordance with the materials listed in the order, and shall submit drawings to Party A and its partners for written confirmation after downsizing in proportion before production. The final layout submitted by Party B shall be consistent with the drawings, including all brand names and logos appearing on the production shall be consistent with the standard font, size and color provided by Party A. If it is necessary to replace the materials or change the proportion under special circumstances, Party B shall notify Party A in writing in advance and replace the materials only with Party A’s written consent.

4 Delivery

4.1 Party B shall bear the risk of loss and damage of the materials during transportation. Party A shall have the right to refuse to pay for the materials lost or damaged during transportation.

4.2 The parties understand and agree that the delivery time specified under this Agreement and in the order is of material significance to Party A. The Parties further agree that if Party B fails to deliver the goods as scheduled, Party A may choose to cancel the order/or terminate this Agreement and charge ___% of the total contract amount to Party B as liquidated damages.

5 Acceptance, Placement, Repair and Maintenance

5.1 Party B shall complete the production, installation and layout works before the date specified in the order (” Handover Date “) and obtain Party A’s acceptance. If the acceptance fails, Party B shall complete the modification within the time required by Party A until it meets Party A’s specifications. (Unless Party A requires to modify the project scheme after confirmation, the modification shall be postponed).

5.1 Party B shall guarantee the safe placement of materials used in the promotion activities, and assume all responsibilities for accidents caused by the production and placement of materials during the installation and warranty period.

5.2 The warranty period of production materials shall be from the beginning of Party A’s promotion activities to the end of the activities. After the completion of the activity, Party B shall dismantle and dispose of the relevant production materials according to Party A’s instructions.

5.3 During the warranty period, Party B shall, send someone to the site and immediately start the repair of the materials free of charge within 24 hours after receiving the notice. After the repair is completed, Party B shall assist Party A to reinstall the repaired materials.

5.4 If the quality of the above materials is naturally damaged during the warranty period, Party B shall be responsible for repairing or replacing the damaged products free of charge (except for human factors).

6 Rights and obligations of Party A

6.1 Party A shall enjoy the following rights:

6.1.1 Have the right to determine the implementation plan and relevant rules of the activity.

6.1.2 Party B shall have the right to adjust the form and strategy of the activity with the written consent of Party B.

6.1.3 Party B shall have the right to comprehensively supervise, control, guide and amend Party B’s implementation work.

6.1.4 Party B shall have the right to participate in the whole process of recruitment, training and demonstration of all kinds of personnel during Party B’s activities.

6.1.5 Have the right to know the progress of the activity in real time during the activity.

6.2 Party A shall perform the following obligations:

6.2.1 Pay the relevant fees agreed herein on time.

6.2.2 Assist Party B to timely solve all relevant work in the preparation stage.

6.2.3 Be responsible for determining the venue.

6.2.4 Party B shall provide relevant design elements.

6.2.5 Party B shall timely confirm the design draft or sample within 3 working days after providing it.

6.2.6 Organize a multi-party coordination meeting before the event to clarify the responsibilities of all parties.

7 Rights and obligations of Party B

7.1 Party B shall enjoy the following rights:

7.1.1 Collect the relevant fees agreed herein.

7.1.2 Arrange the work of relevant activity staff in the whole process of the activity within a reasonable scope.

7.1.3 After the signing of the Agreement, if Party A unilaterally proposes additional items beyond the service items covered in the Agreement, Party A shall have the right to request Party A to bear the increased expenses accordingly. Otherwise, Party B has the right not to accept the service request.

7.1.4 With the written consent of Party A, Party A shall have the right to improve the content of the activity accordingly.

7.2 Party B shall perform the following obligations:

7.2.1 Carry out the implementation work on time and with good quality according to the relevant terms and attachments of the Agreement.

7.2.2 Party A shall accept Party A’s overall supervision over its work.

7.2.3 In case of any difficulties, Party A shall be notified in time and solved through negotiation.

7.2.4 Accept Party A’s reasonable changes and adjustments to the activity without affecting Party B’s own interests.

7.2.5 Party A’s consent must be obtained in advance before changing any links related to this activity.

7.2.6 Ensure the plan, integrity, organization and rationality of the activity.

7.2.7 Responsible for applying for and handling the relevant government approval or registration required for this event.

8 Representations and Warranties

8.1 Both Parties are legal persons duly registered and existing under the laws of the People’s Republic of China and are fully capable, qualified and authorized to execute and perform this Agreement.

8.2 The execution and performance of this Agreement by the Parties shall not, now or in the future, violate any agreement or obligation to which they are a party or to which they are bound.

8.3 Party B undertakes and warrants that it is fully capable, qualified and authorized to use the legal rights it has obtained from third parties, including but not limited to name rights, portrait rights and intellectual property rights, and that it is fully authorized to allow Party A to use such third party legal rights for the purpose hereof. If Party B uses or authorizes Party A to use the legal rights of such third parties without authorization and causes such third parties to claim damages against Party A, Party B shall bear all legal liabilities arising therefrom.

9 Other Agreements

9.1 Anti-Commercial Bribery Clause: During the signing or performance of the Agreement, either party undertakes not to provide commercial bribery or any other form of benefits to the staff of the other party or the third party related to the interests of the other party (such as financial consultants and legal consultants, etc.), including but not limited to gifts, gifts, tips, cash, samples, goods commissions, rebates, etc. Otherwise, the act of the breaching party shall constitute a breach of contract, and the non-breaching party shall have the right to unilaterally terminate the agreement and demand compensation from the breaching party.

9.2 Provisions on intellectual property Protection: Party A authorizes Party B to use the enterprise name, enterprise logo, business logo, trademark, advertisement sample, publicity materials and the creativity, design, graphics, pictures, text, voice acting, soundtrack, FLASH film, etc. provided by Party A. Party B warrants that it shall use the above contents correctly and reasonably only for the purpose agreed herein. It shall not alter or distort its overall image and components without authorization, and shall not use it for any purpose other than this Agreement or in any form or permit any third party to use it without authorization. If Party B violates, Party A shall have the right to stop Party B’s infringement and recover damages from Party B.

10 Trade Secret Clause

Without the prior written consent of the other party, Party A and Party B and their staff or agents shall not disclose to any third party all contents related to this Agreement or the performance of this Agreement and the trade secrets of both parties involved.

11 Force Majeure Clause

Due to force majeure (including but not limited to natural disasters, such as typhoon, earthquake, flood and hail; If this Agreement fails to be effectively performed or both parties breach the agreement, both parties shall not be liable to each other. The party suffering from the force majeure shall notify the other party immediately after the occurrence of the force majeure to prevent further loss, and the parties shall immediately negotiate a solution to minimize the impact of the force majeure. If the purpose of this Agreement cannot be achieved due to the above reasons, the parties shall terminate this Agreement through negotiation, and Party B shall refund the portion of the amount paid by Party A that is not actually consumed; For the consumed part, both parties shall no longer be liable to each other.

12 Termination of Contract

12.1 If either party fails to perform the obligations agreed herein or the performance of obligations is not in conformity with the provisions hereof, it shall be deemed to be in breach of contract, shall stop the act of breach and shall be liable for breach of contract such as continuing to perform, taking remedial measures, paying liquidated damages or compensating for losses. If either party intends to modify, suspend or terminate this Agreement, it shall give a written notice to the other party and the parties shall negotiate.

13 Liability for Breach of Contract

13.1 Either party shall be liable for any breach of the terms hereof or failure to properly perform its responsibilities or obligations hereunder. Liability for breach of contract, including but not limited to refund of fees paid by the other party and compensate all direct and indirect economic losses arising therefrom to the other party for breach of contract.

13.2 If Party A fails to make payment as agreed herein without justifiable reasons, it shall pay 1‰ of the unpaid amount to Party B for each overdue day. If the delay exceeds ___ days, Party B shall have the right to terminate this Agreement, and Party A shall be deemed to have accepted the agreement by default, and shall have the right to demand Party A to pay the full payment for the contract services and ___ % of the full payment for the contract services as liquidated damages.

13.3 If Party B fails to perform the services as agreed herein without justifiable reasons, Party B shall pay Party A  ___ ‰ of the unpaid amount for each overdue day as liquidated damages. If the delay exceeds ___ days, Party A shall have the right to terminate this Agreement and request Party B ___ % of the service fee as liquidated damages.

14 Application of Law and Dispute Resolution

14.1 The conclusion, validity, interpretation, performance, termination and dispute resolution of the Agreement shall be governed by the laws of the People’s Republic of China.

14.2 Any dispute arising out of or in connection with this Agreement shall be settled by the parties through mutual negotiation and mediation using their best efforts. If the dispute is not settled through mutual negotiation or mediation within 60 days after either party notifying the other party in writing of the existence and nature of the dispute, the dispute shall be submitted to the people’s court having jurisdiction at the place where this Agreement is signed for settlement.

15 Amendments and Attachments

15.1 This Agreement or any part thereof may not be modified orally. Any amendment must be agreed by both parties and signed in writing by duly authorized representatives of both parties.

15.2 The Annexes hereto shall form an integral part of the Agreement and shall be binding upon both parties. In case of any conflict between the appendix and the contents of this Agreement, this Agreement shall prevail.

15.3 This Agreement constitutes the entire understanding between the parties with respect to the content set forth herein and supersedes all prior understandings or agreements, whether oral or written. The terms of this Agreement may only be amended by the parties in writing executed by their authorized representatives.

15.4 This Agreement is duly executed by both parties on the date specified on the first page of this Agreement and shall come into force upon being signed or sealed by both parties

Effect. This Agreement is made in duplicate, with each party holding one copy and having the same legal effect.

(The following is the signature page)

Party A:	Party B:
Authorized Representative: _________________________	Authorized Representative: _________________________
Name:	Name:
Date:	Date:

Appendix 1

Order

Order Date：_________________________

According to the “Event Execution Service Contract”, Party A hereby purchases the following production, installation, equipment and on-site follow-up services for the activity.

1	Specify the Activity Content, Schedule and Requirements

1.1	The activity is named as _________________________ .

1.2	Party B shall complete the overall execution content in strict accordance with the service requirements and schedule listed below.

2	Event Planning and Material Production

2.1	Party B shall design and produce supplies and items related to the activity in strict accordance with the planning contents and materials listed below.

No.	Area	Project	Size	Amount	Unit	Price	Total

Subtotal
Service Fee 12%
Tax 6%
Total Price
Execution + Agent Purchase Total Amount
Execution + Agent Purchase Discount Amount

2.2 Party B shall complete the project before _______________ and obtain Party A’s acceptance. In no event should the handover date be later than the start of the event.

3	Contract Price

Party A shall pay Party B a total of _________________________, (including tax and special ticket). The above amount shall be the consideration for Party A to provide Party B with all services hereunder, including but not limited to production fee, service fee, tax, insurance fee, personnel transportation fee, accommodation and catering fee, etc. The above expenses are estimated amounts, and the final amount shall be subject to the statement signed and confirmed by both parties after the completion of the project.

3.1 Within ___working days after the signing of this Agreement and upon receipt of the official invoice, Party A shall pay ___ % of the service fee to Party B by bank transfer as an advance payment; Party A shall pay ___ % of the service fee to Party B by bank transfer within months after receiving the official invoice of ___ % of the service fee issued by Party B after the acceptance of the activity. (The final amount shall be subject to the statement signed and confirmed by both parties after the completion of the project).

3.2 Party B’s account information is as follows:

Party B’s account name:

Bank account number:

4	Other Agreements

4.1	[None]

Authorized Representative: ______________________________

Name: ______________________________________________

Position: ____________________________________________

Date: ______________________________________________

The Company hereby confirms receipt of the above order from _________________________, and we agree to accept this order and all the requirements of the Event Execution Service Agreement.

Party B: Xiamen Liubenmu Culture Media Co., LTD

Signature/seal: _________________________

Date: ________________________________

Note: ________________________________

1. This order is made in duplicate, with each party holding one copy after signing.

2. This order forms an integral part of the Event Execution Service Agreement between the Parties and is binding upon both parties.